                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-B
                                  August 1996
                          PAYMENT September 16, 1996
              7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                            CUSIP#393534AB8
                                            Trust Account #33-31958-0
                                            Distribution Date:September 16, 1996

Securitized Net Interest Margin
- -------------------------------                                     Per $1,000
Certificates                                                        Original
- ------------                                                        --------

1.   Amount Available                             1,171,681.31

Interest

2.   Aggregate Interest                             332,834.33      3.60210314

3.   Amount Applied to:
     (a)  accrued but unpaid Interest

4.   Remaining:
     (a)  accrued but unpaid Interest               332,834.33

5.   Monthly Interest

Principal

6.   Current month's principal
     distribution                                   838,846.98      9.07843052

7.   Remaining outstanding principal
     balance                                     50,040,285.98     541.5615366
     Pool Factor                                     .54156154

8.   Present value of the projected
     remaining aggregate cashflows of
     the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date               77,146,922.77**

9.   Aggregate principal balance of
     loans refinanced by Green Tree
     Financial Corp.                              1,557,898.41

10.  Weighted average CPR                               12.45%

                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-B
                                  August 1996
                          PAYMENT September 16, 1996
              7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES
                                    Page 2

                                            CUSIP#393534AB8
                                            Trust Account #33-31958-0
                                            Distribution Date:September 16, 1996




11.  Weighted average CDR                                  3.06%

12.  Annualized net loss percentage                        1.36%

13.  Delinquency                    30-59 day              1.06%
                                    60-89 day              0.49%
                                    90+ day                0.83%
                                    Total 30+              2.38%



First Trust N.A. Paying Agent/Bondholder Relations (612) 973-6700

**Present value of the projected remaining cashflows is based on estimated future performance of the underlying loans. These projections are subject to ongoing evaluation based upon a number of factors, including historical performance. As such, this projected value may change periodically, not only as a result of actual experience but also as a result of revisions made to the assumptions upon which such projections are based.

The assumptions utilized in projecting this value are in the process of being re-assessed at the time of publication of this report. The amount shown represents the present value of projected remaining cashflows based on assumptions similar to those used in the previous period.

GREEN TREE FINANCIAL CORP.
NET INTEREST MARGIN TRUST 1994-B
August, 1996
PAYMENT September 16, 1996

                                                              Fee Assets
                                               ----------------------------------------

                                                Guarantee      Inside       Fee Asset
                                                  Fees          Refi          Total
                                               ----------    ---------    -------------

GTFC 1994-1                                    385,410.80    44,078.27       429,489.07
GTFC 1994-2
GTFC 1994-3
GTFC 1994-4
                                               ----------    ---------    -------------
                                               385,410.80    44,078.27       429,489.07

Total amount of Guarantee Fees and Inside
  Refinance Payments                                                         429,489.07

Payment on Finance 1 Note                                                    429,489.07

Allocable to Interest (current)                                              122,124.82

Allocable to accrued but unpaid Interest                                            .00

Accrued and unpaid Trustee Fees                                                     .00

Allocable to Principal                                                       307,364.25

Finance 1 Note Principal Balance                                          18,361,397.62

                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-B
                                 August, 1996
                          PAYMENT September 16, 1996


                                            Inside
                              Residual       Refi          Total
                             ----------    ---------    ----------

GTFC 1994-1                         .00          .00           .00
GTFC 1994-2                  280,831.09    18,909.07    299,740.16
GTFC 1994-3                  124,984.11    14,934.07    139,918.18
GTFC 1994-4                  267,243.08    35,290.82    302,533.90
                             ----------    ---------    ----------

                             673,058.28    69,133.96    742,192.24

Total Residual and Inside
  Refinance Payments                                    742,192.24